SUMPRO-INTL(01/16)

Summary Prospectus January 22, 2016

ICON INTERNATIONAL EQUITY FUND

CLASS A SHARES:	TICKER: IIQAX
CLASS C SHARES:	TICKER: IIQCX
CLASS S SHARES:	TICKER: ICNEX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 22, 2016, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 21 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	1.00%	*	1.00%	None
Redemption Fee	None		None	None
Wire Redemption Fee	$15		$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	1.00%		0.96%	0.41%
Total Annual Fund Operating Expenses	2.25%		2.96%	1.41%
Expense Reimbursements[2]	(0.45)%		(0.41)%	(0.00)%
Total Annual Fund Operating Expenses After Expense Reimbursements[2]	1.80%		2.55%	1.41%
*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]

ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%, an annual rate for Class C of 2.55% and an annual rate of 1.55% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,109	$1,494	$2,823
Class C	$358	$794	$1,355	$3,113
Class S	$144	$446	$771	$1,691

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$258	$794	$1,355	$3,113

1	Summary Prospectus ICON International Equity Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 204.10% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

•

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

•

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

•

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value are not realized by the market.

•

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

•

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

2	Summary Prospectus ICON International Equity Fund

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return*

as of 12/31 — Class S Shares

Best Quarter: Q2 2009 29.20%    Worst Quarter: Q3 2011 -29.78%

Average Annual Total Returns*

for the Periods ended 12/31/15

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON International Equity Fund
Class S	2/18/1997
Return Before Taxes		1.82%	-1.38%	0.61%	4.89%
Return After Taxes on Distributions		1.82%	-1.43%	0.09%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares		1.03%	-1.03%	0.54%	3.84%
MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		-5.25%	1.51%	3.38%	4.65%
Class A	5/31/2006	1.49%	-1.73%	N/A	-0.67%
MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		-5.25%	1.51%	N/A	2.49%
Class C	2/19/2004	-0.24%	-2.45%	-0.55%	2.11%
MSCI ACWI ex-U.S. (reflects no deduction for fees, expenses, or taxes)		-5.25%	1.51%	3.38%	5.41%

After-tax performance is shown only for the Fund’s Class S Shares. After-tax performance for the Fund’s Class A and

Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Class S merged with and into Class Z effective January 23, 2012 and the Class Z was renamed Class S. Class I merged with and into Class A effective January 23, 2012. Former Class S and Class I shareholder performance may vary.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Scott Snyder is the Portfolio Manager and has managed the Fund since November 2005.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165). After April 8, 2016: ICON Funds, P.O. Box 1920 Denver, CO 80201

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, in which case you may be taxed upon withdrawal from such tax-deferred entities.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

3	Summary Prospectus ICON International Equity Fund